UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

December 31, 2009

_____________________________

Date of Report (Date of earliest event reported)

NEXTMART, INC.

_____________________________________________________________________________________________

(Exact name of registrant as specified in its charter)

Delaware	000-26347	41-0985135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Oriental Plaza Bldg. W3, Twelfth Floor

1 East Chang'an Avenue, Dongcheng District, Beijing, 100738 PRC ___________________________________________________________________________________________

                            (Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code:  (86) 10 8518 9669

None

_____________________________________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.

On December 31, 2009, we conducted our special shareholders meeting at our corporate offices at 10:00 am local time. Please refer to the our Definitive Proxy Statement with the Securities and Exchange Commission filed on December 10, 2009 for more specific details concerning the meeting and the proposed corporate actions.

At the meeting, attendees and proxies representing 353,001,000 of our common stock (or 79.65%) outstanding voted in favor of the following two proposals:

Proposal 1. To amend and restate the Certificate of Incorporation of the Company (the “Certificate of Incorporation”) to effect the following actions;

(i). eliminate the requirement that all shareholder actions be effected solely through special or annual shareholder meetings,

(ii). eliminate the three classifications of directors, and

(iii). eliminate the super majority (66 2/3%) voting requirement to adopt, amend or repeal the By-Laws and to amend or repeal Article NINTH, Article FIFTH, Article SIXTH, Article SEVENTH or Article EIGHTH of the Certificate of Incorporation.

Proposal 2. To amend and restate the by-laws of the Company (the “By-Laws”) to effect the following actions;

(i). eliminate the three classifications of directors, and

(ii). eliminate the super majority (66 2/3%) voting requirement to adopt, amend or repeal any provision of the Bylaws.

The corporate actions set forth in the two proposals were approved by a super majority (66 2/3%) of the voting power as originally required under our Certificate of Incorporation and By-Laws. Accordingly, we intend to immediately file the Amended and Restated Certificate of Incorporation with the Delaware Secretary of State and amend and restate our by-laws in accordance with the approved actions. We will file a separate Form 8-K to report the effectiveness of such amended and restated instruments.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Please refer to Item 3.03 Material Modification to Rights of Security Holders above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTMART, INC.

(Registrant)

Date: January 7, 2010

By:     /s/ Menghua Liu

       Menghua Liu, Chief Executive Officer and Chairman

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